                                                                    Exhibit 99.1

(CRICKET LOGO)

April 12, 2005

VIA FEDEX AND FACSIMILE


To the Lenders under the Credit Agreement, dated as of January 10, 2005, among, Leap Wireless International, Inc. ("Leap"), Cricket Communications, Inc.
(the "Cricket"), the Lenders party thereto and the Administrative Agent
(the "Credit Agreement")


Re:   Request for Waiver of Defaults under Credit Agreement

Gentlemen:

Attached is a request for a waiver of certain defaults and potential defaults under the Credit Agreement primarily related to a review of Leap and Cricket's accounting for leases.

As you may know, the Office of the Chief Accountant of the SEC released a letter to the American Institute of Certified Public Accountants in early February clarifying the SEC's view with respect to certain lease accounting matters. This letter has caused many companies who have a large number of real estate leases such as restaurants chains, wireless operators and tower companies to review and, in many cases, revise their policies for accounting for real estate leases. Many of the affected companies have delayed filing their financial statements and have restated prior period financials to adjust for impacts related to accounting for leases.

We have been working closely with our auditors to review the lease accounting practices and related policies of Leap and Cricket since the letter was released. We have not yet concluded our analysis and, therefore, we do not expect to complete the annual financial statements for the year ended December 31, 2004 and file our Annual Report on Form 10-K by April 15. Additionally, since many of our accounting and finance resources that would normally have been working toward preparing the 1st quarter financial statements and Form 10-Q have been and will continue to be focused on completing the year-end financial statements and Form 10-K, it may also be difficult for us to prepare our financial statements, complete the compliance certificates and file our Form 10-Q by May 15th as required by the Credit Agreement.


Cricket Communications, Inc.
10307 Pacific Center Court
San Diego, California 92121
T  (858) 882 6000
F  (858) 882 6080
www.mycricket.com

(CRICKET LOGO)

As a result of potential changes in our policy for lease accounting and certain other issues, we may need to amend our financial statements and Form 10-Q for the third quarter of 2004 and possibly other periods. This may affect the accuracy of our representations and warranties regarding such financial statements in our Credit Agreement. We expect that any changes that may be required to prior period financial statements will not be material to the Lenders' evaluation of the credit worthiness of Cricket or Leap. We also do not expect that any changes that may be required ton our prior period financial statements would affect our compliance with the financial covenants of the Credit Agreement.

Accordingly, we therefore request the following:
- The deadline for providing audited financial statement and compliance certificates for the fiscal year ended December 31, 2004 be extended until May 16, 2005.
- The deadline for providing financial statements and the compliance certificate for the fiscal quarter ended March 31, 2005 be extended until June 15, 2005.
- Any default under the Credit Agreement that may occur if we were to amend any prior period financial statements be waived provided that
      (i) EBITDA as defined under the Credit Agreement is at least $217 million for the four quarters ended September 30, 2004 compared to the $219 million of EBITDA previously reported to the Lenders, and
      (ii) neither Indebtedness as defined in the Credit Agreement, nor total liabilities, each as of September 30, 2004, shall be more than $10 million greater than that previously reported to the Lenders.

We respectfully request that the lenders provide consent to the waiver request no later than noon on Friday, April 15th. If you have any questions regarding this request, you may contact me or you may contact Scott Connor at Bank of America, the Administrative Agent for the facility. Thank you in advance for your prompt response.


Regards,

 /s/ Dean M. Luvisa

Dean M. Luvisa
Acting Chief Financial Officer and Treasurer


Cricket Communications, Inc.
10307 Pacific Center Court
San Diego, California 92121
T  (858) 882 6000
F  (858) 882 6080
www.mycricket.com

                                                                  EXECUTION COPY


                                  LETTER WAIVER


                                          Dated as of April 15, 2005


To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders")
   parties to the Credit Agreement
   referred to below and to Bank of
   America, N.A., as agent (the "Agent")
   for the Lenders

Ladies and Gentlemen:

      We refer to the Credit Agreement dated as of January 10, 2005 (the "Credit Agreement") among Cricket Communications, Inc., as Borrower (the "Borrower"), Leap Wireless International, Inc. ("Holdings"), as a guarantor and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

      As previously disclosed to the Lenders, Holdings is reviewing and revising its method of accounting for operating leases as a result of a letter from the Office of the Chief Accountant of the SEC to the American Institute of Certified Public Accountants (the "OCA Letter") which clarified the SEC's view with respect to certain lease accounting matters. This review may cause a delay in delivery of Holdings' annual audited financial statements for the fiscal year ended December 31, 2004 and quarterly financial statements for the fiscal quarter ended March 31, 2005. In addition, Holdings may be required to amend its financial statements for one or more fiscal periods ended on or before September 30, 2004 in part to revise the treatment of operating leases therein.

      We hereby request that, in order to enable us to complete the review of our lease accounting policies and the preparation of our audited annual financial statements, you waive, solely for the period commencing on March 31, 2005 through May 16, 2005 (the "Extended 10-K Delivery Date"), (a) the requirements of Section 6.01(a) of the Credit Agreement, (b) the requirements of
Section 6.02(a) of the Credit Agreement and (c) the requirements of Section 6.08 of the Credit Agreement solely to the extent that the requirements of such
Section 6.08 would be violated by the failure to file Holdings' annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "2004 Form 10-K") with the SEC prior to the Extended 10-K Delivery Date. On the Extended 10-K Delivery Date, if the requirements of Sections 6.01(a), 6.02(a) and 6.08 (with respect to the filing of the 2004 Form 10-K) of the Credit Agreement are not satisfied on or before such date, then without any further action by the Agent and the Lenders, all of the


                      Cricket Communications Letter Waiver
terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived hereunder and not cured prior to the Extended 10-K Delivery Date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

      We hereby further request that you waive, solely for the period commencing on the date first above written through June 15, 2005 (the "Extended 10-Q Delivery Date"), (a) the requirements of Section 6.01(b) of the Credit Agreement, in order to enable us to complete the preparation of our quarterly financial statements for the fiscal quarter ended March 31, 2005, (b) the requirements of Section 6.02(a) of the Credit Agreement and (c) the requirements of Section 6.08 of the Credit Agreement solely to the extent that the requirements of such Section 6.08 would be violated by the failure to file Holdings' quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2005 (the "Q1 Form 10-Q")with the SEC prior to the Extended 10-Q Delivery Date. On the Extended 10-Q Delivery Date, if the requirements of Sections 6.01(b) and
6.08 (with respect to the filing of the Q1 Form 10-Q) of the Credit Agreement are not satisfied on or before such date, then without any further action by the Agent and the Lenders, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived hereunder and not cured prior to the Extended 10-Q Delivery Date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

      We hereby further request that, in the event that the financial statements for the fiscal quarter ended September 30, 2004 or for any prior period (collectively, the "Prior Financial Statements") are amended, you waive each of the following Defaults and Events of Default, in each case, solely to the extent that such Default or Event of Default results from the treatment of items in such Prior Financial Statements that are so amended: (a) any Event of Default arising under Section 8.01(d) of the Credit Agreement caused by the failure of any representation or warranty in Section 5.05(b) or 5.15 of the Credit Agreement or in the Compliance Certificate dated January 10, 2005 to have been true and correct in all material respects when made and (b) any Event of Default arising under Section 8.01(b) of the Credit Agreement caused by the failure of Holdings and its Subsidiaries to comply with the requirements of Section 6.09 of the Credit Agreement; provided, that in no event shall any waiver in this paragraph be effective if (i) Consolidated EBITDA for the twelve months ended September 30, 2004 (which shall be calculated as set forth in Item I.A of Schedule 2 to the Form of Compliance Certificate attached to the Credit Agreement as Exhibit D and using components of such calculation consistent in all respects with the audited financial statements for the fiscal year ended December 31, 2004), is less than $217,000,000, (ii) if Indebtedness as reflected in any such amended financial statements is more than $10,000,000 in excess of the amount of Indebtedness reflected in the corresponding Prior Financial Statements or (iii) if total liabilities as reflected in any such amended financial statements are more than $10,000,000 in excess of the amount shown for total liabilities in the corresponding Prior Financial Statements. For the avoidance of doubt, none of the waivers set forth in this Letter Waiver shall be construed as a waiver of compliance with any of the


                      Cricket Communications Letter Waiver
covenants set forth in Section 7.10 of the Credit Agreement, whether or not any such non-compliance results from or relates to a Default specifically waived herein.

      From and after the effectiveness of this Letter Waiver and the delivery of any amendment to any Prior Financial Statements contemplated by the preceding paragraph, the parties hereto agree that any representation or warranty relating to the Prior Financial Statements (or to any report, information, certificate or schedule to the extent based thereon) made or deemed to be made by a Loan Party pursuant to the terms of the Loan Documents shall be deemed to refer to such Prior Financial Statements as so amended (or to such report, information, certificate or schedule, which shall be deemed to have been amended by such Prior Financial Statements as so amended) . The delivery of any amendment to any Prior Financial Statements shall be deemed to constitute a making by Holdings of each of the representations and warranties contained in Sections 5.05(b) and
5.15 of the Credit Agreement with respect to such Prior Financial Statements as so amended.

      This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, and the consent attached hereto executed by each Grantor. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein. This Letter Waiver is subject to the provisions of Section 10.03 of the Credit Agreement.

      The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Andrew Hyman, telecopier number: 646-848-4580.

      This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.


                      Cricket Communications Letter Waiver

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,

                                    CRICKET COMMUNICATIONS, INC.


                                    By
                                        --------------------------------------
                                        Title:



                                    LEAP WIRELESS INTERNATIONAL, INC.


                                    By
                                        --------------------------------------
                                        Title:



Agreed as of the date first above written:

BANK OF AMERICA, N.A.,
as Agent and as Lender


By
   ---------------------------------
   Title:


                      Cricket Communications Letter Waiver

[NAME OF LENDER]


By
   ---------------------------------
   Title:


                      Cricket Communications Letter Waiver

                                     CONSENT



                                          Dated as of April 15, 2005

      Each of the undersigned, as Guarantor under the Subsidiary Guaranty dated January 10, 2005 (the "Subsidiary Guaranty") and as Grantor under the Security Agreement dated January 10, 2005 (the "Security Agreement"), each in favor of the Agent, for its benefit and the benefit of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Waiver, each of the Subsidiary Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                    BACKWIRE.COM, INC.
                                        TELEPHONE ENTERTAINMENT NETWORK, INC.
                                    CHASETEL LICENSEE CORP.
                                    CRICKET LICENSEE (ALBANY), INC.
                                    CRICKET LICENSEE (COLUMBUS), INC.
                                    CRICKET LICENSEE (DENVER) INC.
                                    CRICKET LICENSEE (LAKELAND) INC.
                                    CRICKET LICENSEE (MACON),INC.
                                    CRICKET LICENSEE (NORTH CAROLINA) INC.
                                    CRICKET LICENSEE (PITTSBURGH) INC.
                                    CRICKET LICENSEE (REAUCTION), INC.
                                    CRICKET LICENSEE I, INC.
                                    CRICKET LICENSEE II, INC.
                                    CRICKET LICENSEE III, INC.
                                    CRICKET LICENSEE IV, INC.
                                    CRICKET LICENSEE V, INC.
                                    CRICKET LICENSEE VI, INC.
                                    CRICKET LICENSEE VII, INC.
                                    CRICKET LICENSEE VIII, INC.
                                    CRICKET LICENSEE IX, INC.
                                    CRICKET LICENSEE X, INC.
                                    CRICKET LICENSEE XII, INC.
                                    CRICKET LICENSEE XIII, INC.
                                    CRICKET LICENSEE XIV, INC.
                                    CRICKET LICENSEE XV, INC.
                                    CRICKET LICENSEE XVI, INC.
                                    CRICKET LICENSEE XVII, INC.
                                    CRICKET LICENSEE XVIII, INC.
                                    CRICKET LICENSEE XIX, INC.


                      Cricket Communications Letter Waiver

                                    CRICKET LICENSEE XX, INC.
                                    CRICKET HOLDINGS DAYTON, INC.
                                    MCG PCS LICENSEE CORPORATION, INC.
                                    CHASETEL REAL ESTATE HOLDING COMPANY, INC.
                                    CRICKET ALABAMA PROPERTY COMPANY
                                        CRICKET ARIZONA PROPERTY COMPANY
                                    CRICKET ARKANSAS PROPERTY COMPANY
                                    CRICKET CALIFORNIA PROPERTY COMPANY
                                    CRICKET COLORADO PROPERTY COMPANY
                                    CRICKET FLORIDA PROPERTY COMPANY
                                      CRICKET GEORGIA PROPERTY COMPANY, INC.
                                    CRICKET IDAHO PROPERTY COMPANY
                                    CRICKET ILLINOIS PROPERTY COMPANY
                                    CRICKET INDIANA PROPERTY COMPANY
                                    CRICKET KANSAS PROPERTY COMPANY
                                    CRICKET KENTUCKY PROPERTY COMPANY
                                    CRICKET MICHIGAN PROPERTY COMPANY
                                          CRICKET MINNESOTA PROPERTY COMPANY
                                    CRICKET MISSISSIPPI PROPERTY COMPANY
                                    CRICKET NEBRASKA PROPERTY COMPANY
                                    CRICKET NEVADA PROPERTY COMPANY
                                        CRICKET NEW MEXICO PROPERTY COMPANY
                                        CRICKET NEW YORK PROPERTY COMPANY, INC.
                                        CRICKET NORTH CAROLINA PROPERTY COMPANY
                                    CRICKET OHIO PROPERTY COMPANY
                                    CRICKET OKLAHOMA PROPERTY COMPANY
                                    CRICKET OREGON PROPERTY COMPANY
                                    CRICKET PENNSYLVANIA PROPERTY COMPANY
                                    CRICKET TEXAS PROPERTY COMPANY
                                    CRICKET UTAH PROPERTY COMPANY
                                        CRICKET WASHINGTON PROPERTY COMPANY
                                    CRICKET WISCONSIN PROPERTY COMPANY
                                    LEAP PCS MEXICO, INC.


                      Cricket Communications Letter Waiver

                                    By
                                        ----------------------------------
                                        Title:


                      Cricket Communications Letter Waiver